EXHIBIT 99.2



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   CCBN STREETEVENTS CONFERENCE CALL TRANSCRIPT

   SCMR - Q1 2004 SYCAMORE NETWORKS EARNINGS CONFERENCE CALL

   EVENT DATE/TIME: NOV. 11. 2003 / 4:30PM ET
   EVENT DURATION:  31 MIN

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CORPORATE PARTICIPANTS
 ANDREW KRAMER
 Sycamore Networks, Inc. - Director of Investor Relations

 DANIEL SMITH
 Sycamore Networks, Inc. - President and Chief Executive

 FRANCES JEWELS
 Sycamore Networks, Inc. - CFO



CONFERENCE CALL PARTICIPANTS
 DAVID WAI
 RBC Capital Markets - Analyst

 MIKE DEMICHELE
 Thomas Weisel  Partners - Analyst

 MIKE GENOVESE
 Salomon Smith Barney - Analyst

 SIMON LEOPOLD
 Merrill Lynch & Co. - Analyst

 CHET WHITE
 Merriman Curhan Ford & Co. - Analyst

 TODD KOFFMAN
 Raymond James & Co. - Analyst

 MARCUS KUPFERSCHMIDT
 Lehman Brothers - Analyst

 PAUL SILVERSTEIN
 Needham & Company - Analyst




PRESENTATION



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OPERATOR


Ladies and gentlemen, thank you for standing by. Welcome to the Sycamore Networks first quarter fiscal 2004 financial results conference call. During the presentation all participants will be in a listen-only mode. Afterwards we will conduct a question and answer session. At that time if you have a question, please press the one followed by the four on your telephone. As a reminder, this conference is being recorded Tuesday, November 11th, 2003.

I would now like to turn the conference over to Mr. Andrew Kramer, Director of Investor Relations with Sycamore Networks. Please go ahead sir.


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 ANDREW KRAMER  - SYCAMORE NETWORKS, INC. - DIRECTOR OF INVESTOR RELATIONS


Thank you operator. Good afternoon, ladies and gentlemen, and thank you all for joining us today. With me today are Dan Smith, Sycamore's President and Chief Executive Officer and Frances Jewels, our Chief Financial Officer. The purpose of this call is to discuss Sycamore's first quarter fiscal 2004 financial results and related business matters.

Today's press release was distributed after the market close at approximately 4pm via Business Wire and First Call. Throughout this conference call, we will be referencing both GAAP and pro forma financial results. We have provided information related to both our GAAP and pro forma financial results along with a reconciliation table between our GAAP and pro forma financial statements in our press release. Additionally please note we have provided GAAP reconciliation information on our website located at www.sycamorenet.com within the Investor Relations section.

Before we get started I would like to note the following: Except for historical information, we wish to caution you that certain matters discussed today constitute forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors which are identified in today's press release and discussed in detail in the Company's most recently filed reports on Form 10-K and Form 10-Q and other reports filed by the Company from time to time with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

And with that said, I will now turn the call over to Dan Smith.


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DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


Thank you, Andy. Good afternoon everyone, and thank you for joining us. This afternoon Sycamore reported first quarter revenue of $8.4 million, a GAAP net loss of $12.2 million, or a GAAP net loss per share of 5 cents, and a pro forma net loss of $10.7 million, or a pro forma loss per share of 4 cents. Fran will provide more details on the financial results later on on the call.

During the first quarter, we continued to balance strategic investment in the business with our efforts to carefully manage our expenses and preserve our cash position. Given the current environment and ongoing capital expenditure constraints, we continue to maintain focus on three critical areas of the business, disciplined financial management, technology innovation and expanding customer relationships. I'd like to provide an update on each of these areas, and then briefly review the competitive landscape.

First, a key area of focus for Sycamore is disciplined financial management. We continue to place emphasis on controlling expenses and preserving cash. Our first quarter performance demonstrates positive results on these fronts. Moving forward, we plan to make careful, strategic investments that will enable us to advance our technology and broaden our customer base as we continue to participate in trials and evaluations. As you know, our participation in such evaluations and trials may, in the short run, increase our inventory and cash burn.

In terms of technology innovation, we continue to invest R&D resources to deliver intelligent optical switching solutions, with the capabilities that address the needs of our existing and prospective customers: Specifically during the first quarter we advanced our products in three dimensions: first, by adding new features and functionality to better support traditional optical networks; second, by enhancing our network protection and restoration schemes; and third, by implementing emerging inter-operability standards for optical networks.

During the past quarter, we added new features and functionality that better support traditional optical networks. These additional capabilities further eased the introduction of our optical switching products into existing network infrastructures and complement our broad support of traditional ring-based networking capabilities. As a result, customers benefit by significantly improving network efficiencies while at the same time leveraging their existing network assets. Furthermore, we continued to demonstrate the ability of our switches to interoperate with a number of leading add/drop multiplexer devices in customer testing environments.

Another area of Sycamore's continued technology investment and differentiation is the breadth of our protection and restoration schemes. Specifically, our switches deliver carrier class restoration for ring configurations and support an array of next generation mesh protection schemes. Just as critical, we can provide customers with both of these options on the same platform, which enables a smooth, cost-effective migration to a more data optimized service infrastructure.

Inter-operability with other equipment in the network continues to be an important capability to current and prospective customers. During the first quarter, we successfully demonstrated multi-vendor inter-operability of MPLS services over a GMPLS-enabled intelligent optical core, at an event held in conjunction with the MPLS 2003 International Conference. This testing encompassed a wide range of platforms which included inter-operability with industry leading router vendors.

Now I'd like to turn to customer relationships, a critical area of focus for Sycamore. During the first quarter, we added resources to strengthen our direct relationships with existing and prospective customers. We are also working closely with strategic partners to access a broader set of customers and gain entry into specific market segments.

In terms of new customer prospects, we believe that we made important progress during the quarter. As we evaluate near term opportunities, we believe certain prospective customers are nearing the end of their technology trials and evaluations, and are moving closer toward vendor selection.

While we are optimistic about the capabilities of our strong product offering, uncertainty remains about the timing and outcome of vendor selection decisions. Even if selected, we face numerous challenges and uncertainties, which impair our visibility in the near term including the following: First, the dollar magnitude of potential customer deployment plans is uncertain. Second, the timing of potential customer deployment plans has not been finalized. Third, in some cases negotiations regarding business terms has yet to commence, and finally continued field testing may be required.

In addition, as we moved through the first quarter there was a significant amount of speculation regarding Sycamore's participation in various customer trials and evaluation. While it is always our goal to be responsive to our investors, I would like to remind you of our longstanding policy of not commenting on specific customer trials and evaluations. As a result, during the question and answer portion of this call, we will continue to adhere to this policy and not be commenting on specific customer evaluations or trials.

Finally, I would like to provide a brief update on the competitive landscape. As you know, there are limited optical switching opportunities worldwide given the current capital spending constraints. As a result, competition for these opportunities is intense, resulting in continued pricing pressure which may serve to constrain gross margins in the near term. While we believe that the advantages of Sycamore's products are compelling,

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the environment and industry structure still remains challenging. In order to deal with these market dynamics over the next several quarters, we will continue to explore cost savings initiatives to enable us to address this challenge.

Now I would like to turn the call over to Fran.


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FRANCES JEWELS  - SYCAMORE NETWORKS, INC. - CFO


Thanks, Dan. First I will discuss the first quarter results and then I'll turn to the financial guidance. Please note that throughout my discussion I will reference both GAAP and pro forma financial information. As discussed earlier we have provided GAAP reconciliation information within the press release and the Investor Relations section of our web site. The first quarter pro forma results exclude stock based compensation and payroll tax on stock option exercises.

First turning to the P&L, revenue for the first quarter was $8.4 million. First quarter revenue reflects a decrease from the prior quarter as our business continues to be impacted by constrained service provider cap ex. Specifically we continue to see existing customers modifying their network build plans and prospective customers extending trial and evaluation periods. First quarter service revenue was $2.3 million, or 27% of quarterly revenue. Sycamore had two 10% customers in the first quarter, with all of our quarterly revenue from international customers. In terms of product mix, the majority of first quarter product revenue is from the switching products, which include the SN 3000 and the SN 16000. Transport related products contributed very modestly to first quarter revenue. As we've discussed, we continue to expect a small amount of transport revenue in the near term as customers complete their network deployments.

Pro forma gross margin for the first quarter was 32.2%, up from 28.6 last quarter. Despite the sequential decline in revenue, pro forma gross margin increased from the prior quarter due to the following factors: first, the absence of separation costs associated with the fourth quarter work force realignment activities; second, lower personnel and related expenses as a result of lower head count above the line; third, lower customer service and manufacturing expenses as a result of ongoing cost savings initiatives; and finally, a reduction in the provision for warranty charges.

Pro forma operating expenses totaled $17.7 million, down from the prior quarter, primarily due to the timing of certain R&D initiatives and the cost savings associated with the Q4 work force realignment activities. Research and development expenses were $11.3 million, compared with $12.4 million last quarter. Sales and marketing expenses were $4.4 million, compared with $4.9 million last quarter. Administrative expenses were $2 million, flat with last quarter. Other income for the first quarter was $4.3 million. The first quarter pro forma net loss was $10.7 million, or a loss of 4 cents per share.

Now turning to our GAAP P&L. On a GAAP basis the gross margin was 30.1%, which includes $180,000 of stock based compensation and $5,000 of payroll tax on stock option exercises. GAAP operating expenses totaled $19 million, which include the pro forma operating expenses discussed earlier as well as $1.3 million of stock based compensation and $2,000 of payroll tax on stock option exercises. The first quarter GAAP net loss was $12.2 million, or a loss of five cents per share. In Q1, basic shares outstanding were 270 million.

Now turning to the balance sheet. Sycamore ended the first quarter with total cash, cash equivalents, short and long-term investments of approximately $986.8 million, a decrease of approximately $8.7 million from the fourth quarter. Total cash burn includes $1.9 million in restructuring payments and $6.8 million in operating burn. Accounts receivable decreased by $3.4 million, to approximately $7.4 million as a result of strong collections in the quarter. In Q1, the DSO was 79 days, a decrease of 11 days from the prior quarter.

As we've discussed previously in recent quarters a significant percentage of the DSO was attributed to one customer with extended payment terms. Excluding the impact of this one customer, DSO's would be 68 days. During the past year, this customer continued to pay in accordance with the contract terms. Accordingly, the receivable balance outstanding declined significantly and the remaining balance is expected to be paid in full in the coming quarters. As a result, we expect that this customer's remaining extended payment term balance will no longer have a material impact on the DSO as it has in the past several quarters. We continue to do business with this customer under industry standard payment terms.

Inventory increased by $2.2 million from the prior quarter to $7.3 million, primarily due to our investment in evaluation and trial units. As Dan noted, we expect to continue to invest in evaluation and trial units, which may increase inventory and cash burn in the coming quarters. If we are not successful in closing new business opportunities, we may have to write off a portion of this inventory in a subsequent quarter. At the end of the first quarter, the inventory balance was composed of approximately 5% raw materials and 95% in WIP and finished goods.

We ended the first quarter with a total of 368 employees, a reduction of five employees over the fourth quarter.

Now moving to the financial guidance. Let me remind you that this discussion includes forward-looking statements and you should review Sycamore's recent SEC filings that identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

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Given the current market conditions including existing customers modifying their network build plans and prospective customers extending evaluation and trials periods, we have limited visibility for the next quarter. While we are optimistic about the capabilities of our products, we are still uncertain about the timing and outcome of vendor selection decisions. As Dan mentioned, even if selected, we face numerous challenges and uncertainties. As a result, we will not be providing revenue guidance for the second quarter.

Due to the issues associated with forecasting revenue, we will not be providing second quarter gross margin guidance. As we've said, gross margins are difficult to forecast due to a number of factors including product mix, volume, overhead absorption, pricing and the effect of increased competitive pressures associated with new business opportunities.

With respect to operating expenses, we anticipate second quarter pro forma operating expenses will likely be between $17.5 to $19.5 million. Based on our cash position we expect interest and other income to be $3 to $4 million in the second quarter. Please note that we will not be providing for taxes due to anticipated losses. In Q1, basic shares outstanding was 270 million and we anticipate share count will grow by one to two million in the second quarter.

In terms of cash burn, for the past couple of quarters the cash burn has been at or below $10 million. As we look forward, however, we anticipate that second quarter cash burn will likely increase above $10 million as we continue to make the investments in inventory and research and development that we believe are necessary to satisfy the needs of existing and prospective customers. At this time, however, we are not in a position to provide specific ranges of cash burn.

Again, I would like to remind you that Sycamore will not comment on its financial guidance unless it's done through a public disclosure.

At this point I will turn the call back to the operator to begin the question and answer session.



QUESTION AND ANSWER



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OPERATOR


Thank you. Ladies and gentlemen, if you would like to register a question, please press the 1 followed by the 4 on your telephone. You will hear a three tone prompt to acknowledge your request. If your question has been answered, and you wish to withdraw your polling request, you will need to press the 1 followed by the 3. If you are using a speaker phone, please pick up your handset before entering your request. One moment please for the first question. Our first question comes from the line of Hasan Imam with Thomas Weisel Partners. Please go ahead with your questions.


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 MIKE DEMICHELE  - THOMAS WEISEL  PARTNERS - ANALYST


 Hi guys. This is actually Mike DeMichele for Hasan. I just had a quick question on the inventory uptick. I was wondering if you could categorize that a little bit for us. I mean is it mostly from one customer? Is it, you know, a combination of several? Just some rough percentages there. And kind of what's the expectation of the magnitude of the change in that going forward? And then maybe as a corollary, if you could give us some color, you know. You said you were pretty close on a number of deals, so just wondering how many of those you think are coming to closure where we'll have a sense of whowon, who didn't, what people are doing or what they are not doing? Thanks.


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 DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


I'll take the latter part of the first question first and then Fran can comment on the inventory piece. Again I think you mischaracterized what we said. I think we said, as we always have said, we are not going to comment on timing or magnitude of potential trials. So we're not in a position to answer the second part of that question. And I will ask Fran to cover the inventory portion.


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 FRANCES JEWELS  - SYCAMORE NETWORKS, INC. - CFO


Sure. With respect to this quarter's increase, the increase was $2.2 million and as we look forward, we are continuing to participate in trials and evaluations and as Dan spoke to, we are pleased with our progress and will continue to participate in evaluations and trials. Unfortunately, I am going to have to decline to comment on the number of trials and the magnitude within the increase this quarter. But I think it's safe to assume that a majority of that is associated with our participation in trials.


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 MIKE DEMICHELE  - THOMAS WEISEL  PARTNERS - ANALYST


 Okay. And then let me just try one more. Is there any sense, I think you talked about as a little bit about how the R&D could trend up going forward as you prepare for some of these trials. Just any sense of the magnitude there? Or maybe if not specifically, maybe you could just give general commentary in terms of, let's say, you know, on a per trial basis how much R&D you need to spend to do one trial, generally speaking?


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 DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


I'll cover the R&D. Again the R&D that we are engaging in is not trial specific in the main. It's very, very little customization work that is being done. The things that we are developing are broadly applicable in all the trials and all the situations that we are participating in at this point in time, and we've given guidance with respect to where we think operating expenses are going to be in the second quarter. So I think that's the best as we can characterize the position at this time.


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 MIKE DEMICHELE  - THOMAS WEISEL  PARTNERS - ANALYST


 Okay. Thanks guys.


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 FRANCES JEWELS  - SYCAMORE NETWORKS, INC. - CFO


 I will just add to that with respect to the OPEX guidance, the range $17.5 to $19.5 certainly contemplates project materials that may be incurred in the second quarter. So some of the uptick that is in the range of OPEX guidance certainly contemplates increases perhaps in the R&D line.


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 ANDREW KRAMER  - SYCAMORE NETWORKS, INC. - DIRECTOR OF INVESTOR RELATIONS


 Thank you Mike. Next question operator.


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OPERATOR


 Our next question comes from the line of Alex Henderson with Smith Barney. Please go ahead with your questions.


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 MIKE GENOVESE  - SALOMON SMITH BARNEY - ANALYST


Yes, thanks. This is Mike Genovese for Alex Henderson. Dan, can you comment on
- I didn't hear you mention Siemens at all in the partnership, how that relationship is going, if you are seeing any traction whether domestically or abroad with that relationship. Thanks.


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DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


Well again, I think that I didn't specifically talk about it but I will in the sense of I think the, our activities with Siemens remain largely international and we are continuing to make progress with respect to opportunities moving through the sales pipeline there but I think that's all I can characterize at this point in time.


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MIKE GENOVESE  - SALOMON SMITH BARNEY - ANALYST


One other question, there. Have you made the R&D investments to integrate that your switching and their transport? Has that money been spent? Is that a product that a customer could buy today if it was ready to make a purchase?


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DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


Yes, that development was completed last spring and so the dollars associated with that investment are long since past us. And, yes, it's able to be ordered off the shelf.


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ANDREW KRAMER  - SYCAMORE NETWORKS, INC. - DIRECTOR OF INVESTOR RELATIONS


Thank you very much, Mike. Next question operator.


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OPERATOR


Our next question comes from the line of Simon Leopold with Merrill Lynch. Please go ahead with your questions.


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SIMON LEOPOLD  - MERRILL LYNCH & CO. - ANALYST


Thank you. I just wanted to first double-check, Dan, in your remarks in the beginning, talking about the customer activity. I believe you implied, but maybe didn't specifically say that there are no new contracts that you've signed but you're making progress. I want to confirm, no new contracts.

My second question concerns the inventory. I think the comment was that WIP plus finished goods was at about 95%. Would it be possible to break that up between those two categories as well as compare that to the last quarter's levels? And just finally, if you can give us an update on your thoughts about acquisitions or use of cash. That's it. Thank you.


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DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


Okay. I'll take the first part of the question and then the second part of the question Fran will cover with respect to inventories then I will come back to the question in terms of potential acquisitions. I think you are correct, I did not state in my comments with respect to new contracts or the like, and again we have never commented on new contracts or trials or evaluations in process until they are announced and we did not make any announcements in the quarter with respect to new contracts. Fran, if you want to cover the inventory part of the question.


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FRANCES JEWELS  - SYCAMORE NETWORKS, INC. - CFO


Sure. With respect to inventory, the break out between WIP and finished goods combined at 95, and 87 is finished goods and 8% is WIP. In comparison to last quarter, I actually don't have that information with me at this time.


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DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


With respect to use of the cash, again, I think our strategy and tactics that support that strategy have been first and foremost to focus on the three aspects in our business in terms of the disciplined financial management and the technology innovation and customer relationships. With respect to the technology, we continue to invest at a relatively significant rate in making sure that our switching platforms are the best and the most advanced in the world, and we think we've attained that. I think the other energies in the business are really focused on other things that we could do to complement that strong technology base both in that existing market as well as adjacent and complementary markets. And so we continue to do a lot of work in that area and we're not ready to state what our conclusions are in that thinking process at this point in time.


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ANDREW KRAMER  - SYCAMORE NETWORKS, INC. - DIRECTOR OF INVESTOR RELATIONS


Thank you very much, Simon. Next question operator.


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OPERATOR


Our next question comes from the line of Chet White with Merriman Curhan Ford & Co. Please go ahead with your question.


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 CHET WHITE  - MERRIMAN CURHAN FORD & CO. - ANALYST


 Thank you very much. Could I inquire, the opportunities that you have could you kind of categorize, what are you seeing as far as technology and applications? More collapsed ring or sizeable new mesh opportunities? And also just a clarification, you said that you didn't announce any new contracts but there could have been, you just didn't announce any so you didn't discuss any, but at the same time all of your revenue was international this quarter?


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 DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


 Yes that's correct, all of the revenue was international this quarter. With respect to the trends that we're seeing, based on the active projects that we see, service providers are really requesting very strong standards-based BLSR support coupled with very strong DCS or digital cross connect functionality and a demonstrable and provable roadmap to mesh. And I think what we are starting to see is that roadmap to mesh is translating into specific deployment goals and objectives for mesh, and so I think we've seen progress in that regard.


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 CHET WHITE  - MERRIMAN CURHAN FORD & CO. - ANALYST


 Okay. Thank you very much.


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OPERATOR


 The next question comes from the line of Todd Koffman with Raymond James. Please go ahead with your question.


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 TODD KOFFMAN  - RAYMOND JAMES & CO. - ANALYST


 Thank you. As we listen to your comments or lack thereof, it sounds like your visibility could be construed as maybe getting worse while others are getting better and I think that this may be the first quarter in sometime where you've decided or elected not to provide revenue guidance. My question is what's the contrast between your visibility versus others and what happened in the last few months that made your decision not to provide revenue guidance going forward? Thank you.


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 FRANCES JEWELS  - SYCAMORE NETWORKS, INC. - CFO


 I think from my perspective, I think there's a difference in this quarter as we look forward for primarily two reasons. The first is that in prior quarters we talked about the lack of visibility while we have a solid existing customer base, we continue, and as we said in previous quarters, we continue to see changes in the network deployment plans of existing customers. And in most quarters, given the range of revenue guidance, we can accommodate shifts between one quarter into the next. This quarter in particular the visibility was more complex and decreased for us because we had certain vendor selection decisions that may or may not happen in the quarter and as Dan talked in his prepared remarks, it certainly seems as though some of the trials that we participated in are getting close to making decisions. And that presents challenges on the upside for us in terms of being able to guide, coupled with


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SCMR - Q1 2004 SYCAMORE NETWORKS EARNINGS CONFERENCE CALL
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challenges on the down side with existing customers still changing their network deployment plans. Those factors combined led us to the conclusion that at this point until we get greater certainty it makes sense to not provide the revenue guidance.


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 ANDREW KRAMER  - SYCAMORE NETWORKS, INC. - DIRECTOR OF INVESTOR RELATIONS


 Thank you very much Todd.


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OPERATOR


 Ladies and gentlemen, as a reminder, please keep your questions to one question and one follow up per queue. Our next question comes from the line of Steve Levy from Lehman Brothers. Please go ahead with your question.


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 MARCUS KUPFERSCHMIDT  - LEHMAN BROTHERS - ANALYST


 Hi, it's Marcus Kupferschmidt for Steve Levy. Fran, just to clarify on one thing you just said, in terms of trying to better understand the visibility to the current customer base. Now, is vendor selection affecting anything in terms of visibility to the current customer base or is the limited visibility there truly just a function of the constantly changing networks plans? And I have a follow up to that.


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 FRANCES JEWELS  - SYCAMORE NETWORKS, INC. - CFO


 Vendor selection is, I look at it as two separate comments. The vendor selection comment really goes to new or prospective customers and the existing customer comment is for, you know, customers that we have that continue to work with Sycamore but move orders between quarters.


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 MARCUS KUPFERSCHMIDT  - LEHMAN BROTHERS - ANALYST


 Okay, great. And then, in terms of the customers that generated revenues this quarter, can you give a sense of the number of those customers and should we assume those were all customers that did generate revenues in prior quarters for Sycamore?


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 FRANCES JEWELS  - SYCAMORE NETWORKS, INC. - CFO


 Sure, let me give you some flavor with respect to the customers. In terms of product revenue this quarter, there were a total of five customers. Of the five customers, one customer purchased both transport products and switching products, and then there were four for switching only customers. In terms of customer service revenue, all of our customers that purchased products also purchased service and there were, I think four additional customers on top of the, in the customer service revenue mix.


-------------------------------------------------------------------------------
 MARCUS KUPFERSCHMIDT  - LEHMAN BROTHERS - ANALYST


 Sure. And of those five customers that generated product revenues, those were all prior revenue generating customers?


-------------------------------------------------------------------------------
 FRANCES JEWELS  - SYCAMORE NETWORKS, INC. - CFO


 That's correct, yes.


-------------------------------------------------------------------------------
 MARCUS KUPFERSCHMIDT  - LEHMAN BROTHERS - ANALYST


 Okay. Great. Thank you.


-------------------------------------------------------------------------------
 ANDREW KRAMER  - SYCAMORE NETWORKS, INC. - DIRECTOR OF INVESTOR RELATIONS


 Thanks Marcus, next question operator.


-------------------------------------------------------------------------------
OPERATOR


 Our next question comes from the line of Paul Silverstein with Needham and Company. Please go ahead with your question.


-------------------------------------------------------------------------------
 PAUL SILVERSTEIN  - NEEDHAM & COMPANY - ANALYST


 Thanks, asked and answered. Thank you.


-------------------------------------------------------------------------------
OPERATOR


 Our next question comes from the line of David Wai from RBC Capital Markets. Please go ahead with your question.


-------------------------------------------------------------------------------
 DAVID WAI  - RBC CAPITAL MARKETS - ANALYST


 Thank you. Can I ask a quick question around competition? I just wanted to go back to your comment on how carriers are looking for a more tangible roadmap to mesh and how that might change the competitive front, whether there are certain products you see out there that are more competitive in that respect versus others?


-------------------------------------------------------------------------------
 DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


 Okay. I guess from my point of view, lots of people talk about mesh but very few people have the capability of delivering it. Even if it's on the road map it's a long way in the future and it's


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                                                              FINAL TRANSCRIPT
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SCMR - Q1 2004 SYCAMORE NETWORKS EARNINGS CONFERENCE CALL
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something that we have had in operational networks for some time now and consistently in the testing that we're seeing, we're significantly better performing in all aspects of that.


-------------------------------------------------------------------------------
 DAVID WAI  - RBC CAPITAL MARKETS - ANALYST


 And, do you see, are there any other competitors that you see are consistently you know maybe or closer to you than others are?


-------------------------------------------------------------------------------
 DANIEL SMITH  - SYCAMORE NETWORKS, INC. - PRESIDENT AND CHIEF EXECUTIVE


 I would say we'd see the usual people we see in the RFPs and testing opportunities would be ourselves and Lucent, Ciena and then occasionally Nortel.


-------------------------------------------------------------------------------
 DAVID WAI  - RBC CAPITAL MARKETS - ANALYST


 Great. Thank you.


-------------------------------------------------------------------------------
OPERATOR


 That does conclude our question and answer session at this time. I would now like to turn it back to you for any closing remarks.


-------------------------------------------------------------------------------
 ANDREW KRAMER  - SYCAMORE NETWORKS, INC. - DIRECTOR OF INVESTOR RELATIONS


 Thank you very much, operator. I'd like to thank everybody again for joining us on the call today. If you have additional questions and you want to follow up with Investor Relations, please give us a call. Thank you very much and we'll talk to you soon.


-------------------------------------------------------------------------------
OPERATOR


 Ladies and gentlemen that does conclude the conference call for today. We thank you for your participation and ask that you please disconnect your lines.

-------------------------------------------------------------------------------
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